SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                               October 28, 1997
                             ---------------------
                   Date of Report (Date earliest event reported)


                             VALUE HOLDINGS, INC.
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            (exact name of registrant as specified in its charter)


                                    FLORIDA
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                 (State or other jurisdiction of incorporation)


              0-15076                         59-2388734
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         (Commission File Number)    (Employer Identification


             2307 Douglas Road, Ste 400, Miami, Fla 33145
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      (Address of principal executive offices)        (Zip Code)

                          (305) 447-8801
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           (Registrant s phone number including area code)

                              N/A
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    (Former name or former address, if changed since last report)








      Item 4.  Change in Fiscal Year


      The Company has changed its fiscal year so that the fiscal year end is October 31. This action being necessary so that the company s year coincides with that of its unconsolidated subsidiary Forest Hill Capital Corporation, thus avoiding duplicative accounting and legal fees in conjunction with the preparation of year end statements and regulatory filings. Additionally, this will help the company comply more easily with regulatory requirements in providing audited financial statements.

The company will file a transition report on form 10-KSB for the period March 1, 1997 through October 31, 1997.




                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VALUE HOLDINGS, INC,

                                       By /s/ Alison Cohen
                                     -----------------------
                                          Alison Cohen
                                           President
Date: October 28, 1997